providing optimized global transportation of drybulk commodities Earnings Presentation Second Quarter 2020 7 August 2020

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors which could include the following: (i) changes in demand in the drybulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of drybulk vessel newbuilding orders or lower than anticipated rates of drybulk vessel scrapping; (iii) changes in rules and regulations applicable to the drybulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities including without limitation the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); (v) changes in trading patterns significantly impacting overall drybulk tonnage requirements; (vi) changes in the typical seasonal variations in drybulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) significant deterioration in charter hire rates from current levels or the inability of the Company to achieve its cost-cutting measures; (xi) the duration and impact of the novel coronavirus ("COVID-19") pandemic; (xii) the relative cost and availability of low and high sulfur fuel oil; (xiii) our ability to realize the economic benefits or recover the cost of the scrubbers we have installed; (xiv) any legal proceedings which we may be involved from time to time; and other factors listed from time to time in our filings with the Securities and Exchange Commission. This discussion also includes statistical data regarding world drybulk fleet and order book and fleet age. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 2

Agenda 1 Highlights 2 Financial Summary 3 Industry Review * Appendix 3

Highlights

LTM TCE Outperformance of USD 1,985 per Day Eagle Revenue + Cost Performance $14,000 3q20 - 66% 1,200 Fixed $12,142 $11,014 $12,000 $11,453 $11,281 $11,292 $11,052 1,000 $10,452 $10,075 $9,607 $9,731 $10,000 $9,142 $8,660 $9,220 800 $8,038 $7,825 $8,000 600 $6,000 $6,049 $5,670 400 $4,000 $4,425 $2,938 200 $2,000 $- 0 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20e TC-in Days (RHS) Adj. net BSI Eagle TCE Eagle OPEX+G&A TCE relative performance is benchmarked against Adj. net BSI = gross BSI net of commission, adjusted for owned-fleet makeup. BSI-52 index used up through 4q18, and BSI-58 index used as from 1q19. 3q20 EGLE TCE and TC-in days fixed to date as of August 4, 2020. 3q20 BSI includes July actual and August- September FFA curve as of August 4. G&A excludes stock-based compensation. Please refer to Appendix for TCE definition and reconciliation 5

Historical EBITDA Adjusted EBITDA $30.0 LTM TCE Outperformance equates to ~USD 37 million of $14,000 incremental EBITDA, basis current fleet count on an $23.5 $25.0 annualized basis $21.1 $12,000 $20.2 $18.8 $18.8 $20.0 $17.2 $15.4 $10,000 $13.2 $15.0 $10.4 $9.3 $9.8 $8.4 $8,000 $10.0 $4.6 $5.0 $1.8 $6,000 $- $(2.0) $(3.4) $4,000 $(6.7) $(5.0) $2,000 $(10.0) $(14.5) $(15.0) $- 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 Core Business TCE Underperformance TCE Outperformance Adj. EBITDA Adj. Net BSI (RHS) . Please refer to Appendix for definition of Adjusted EBITDA and reconciliation . Please refer to Appendix for TCE definition and reconciliation 6 . Core Business reflects EBITDA generated by TCE performance at index level (i.e. no out/under-performance) less OPEX and cash G&A

S&P Activity Significantly Improving Fleet Makeup Fleet Age Profile Fleet Count + Vessel Size Evolution . Current fleet consists of 50 ships | ~9.2 yrs-old 52 60.0 Avg. DWT perShip thousands)(in . Thirty-four vessels bought and sold since 2016 50 59.0 . Twenty Ultramaxes acquired averaging ~3yrs old 48 58.0 . Fourteen Supramaxes sold averaging ~13yrs old 57.0 46 56.0 1 44 55.0 Fleet Count Fleet 42 4 54.0 40 53.0 38 52.0 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 1 8 1 Fleet Count Average DWT Eagle Fleet Fuel Efficiency 0.62 0.61 12 0.60 10 10 0.59 9 0.58 7 0.57 0.56 0.55 0.54 0.53 1 0.52 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Age Grouping Existing Fleet Vessels Bought Vessels Sold Sale Pending Avg Fuel Consumption per DWT per Sailing Day (Tons) . Eagle fleet count and age as of June 30, 2020. Count of ships sold includes only completed transactions. We have reached an agreement to sell the Goldeneye. The transaction is expected to close in early August. Average age of vessels sold at time of sale was ~13yrs and 7 includes completed sales only. Chart depicts current age of sold vessels. Fleet renewal/growth commenced in April 2016

Financial Summary

# Earnings

| USD in Thousands except EPS | 2q20 | 1q20 | 2q19 | YTD 2020 | YTD 2019 |
|---|---|---|---|---|---|
| **Revenues, net of commissions** | $ 57,392 | $ 74,378 | $ 69,391 | $ 131,770 | $ 146,781 |
| **Operating expenses** | | | | | |
| Voyage expenses | 23,768 | 26,564 | 20,907 | 50,332 | 46,813 |
| Charter hire expenses | 4,719 | 6,041 | 11,179 | 10,760 | 22,671 |
| Vessel expenses | 20,232 | 23,700 | 19,958 | 43,932 | 40,052 |
| Depreciation and amortization | 12,503 | 12,466 | 9,761 | 24,970 | 19,168 |
| General and administrative expenses | 6,768 | 7,961 | 8,041 | 14,728 | 16,451 |
| Gain on sale of vessels | - | - | (967) | - | (5,073) |
| Lease impairment | 352 | - | - | 352 | - |
| Total operating expenses | 68,342 | 76,731 | 68,879 | 145,075 | 140,082 |
| **Operating income / (loss)** | **(10,950)** | **(2,353)** | **512** | **(13,305)** | **6,699** |
| **Other expenses** | | | | | |
| Interest expense,net - cash | 7,139 | 7,531 | 5,715 | 14,670 | 11,539 |
| Interest expense - debt discount & deferred financing[1] | 1,542 | 1,504 | 625 | 3,046 | 1,129 |
| Loss/(Gain) on derivatives | 860 | (7,862) | 163 | (7,002) | (2,275) |
| Loss on debt extinguishment | - | - | - | - | 2,268 |
| Total other expenses, net | 9,541 | 1,173 | 6,503 | 10,714 | 12,661 |
| **Net income / (loss)** | **$ (20,491)** | **$ (3,526)** | **$ (5,991)** | **$ (24,019)** | **$ (5,962)** |
| Weighted average shares outstanding (Basic) | 71,946 | 71,869 | 71,034 | 71,907 | 71,316 |
| **EPS (Basic)** | **$ (0.28)** | **$ (0.05)** | **$ (0.08)** | **$ (0.33)** | **$ (0.08)** |
| **Adjusted EBITDA[2]** | **$ 1,768** | **$ 18,810** | **$ 10,370** | **$ 20,578** | **$ 25,741** |

EAGLE BULK

1 – Includes non-cash interest expense related to the amortization of the equity component of the convertible bond of $1.0 million for 2q20, $0.9 million for 1q20, and $1.9 million for YTD 2020.
2 – Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

9

Balance Sheet + Liquidity Balance Sheet (USD thousands) Liquidity Trend (USD millions) $180 1 Cash 98,607 $160 Accounts receivable 18,968 $140 Inventory 10,105 $120 Other current assets 12,795 $100 Vessels, net 853,917 $80 $60 Right of use assets - lease 13,785 $40 Other assets 23,921 $20 Total assets 1,032,097 $- Accounts payable 15,311 Current liabilities 20,767 Revolver Availability Cash (Includes Restricted Cash) Debt (including $39.2m current)2 523,531 Fair value of derivatives - LT 573 Liquidity Position (USD thousands) Lease liability ($12.5m current) 14,954 1 Total liabilities 575,136 Cash 98,607 Stockholder's equity 456,961 Revolver undrawn availability - Total liabilities and stockholder's equity 1,032,097 Total liquidity 98,607 [1] – Cash balance includes cash, cash equivalents and restricted cash. [2] – Debt is net of $26.6m of debt discount and deferred financing costs 10

Cash Flow Cash Flow from Operations - Quarterly ($ Millions) 16 15 14 13 12 12 12 12 10 10 10 3 7 7 7 8 5 6 6 2 3 - (1) (4) (3) (5) (4) (2) (7) (7) (7) (3) (10) (12) (13) (15) (20) (24) 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 2020 YTD Cash flow from operations ex Changes in operating assets and liabilities 11

Cash Walk 2q20 Cash Walk ($ Millions) 2020 YTD Cash Walk ($ Millions) . Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash 12

Cash Breakeven per Vessel per Day 2q20 YTD 2q20 1q20 FY 2019 Operating Vessel expenses$ 4,828 $ 4,447 $ 5,209 $ 4,859 Drydocking 723 308 1,138 702 G&A* 1,417 1,328 1,505 1,681 Total operating 6,967 6,083 7,852 7,243 Debt Service Interest Expense 1,612 1,569 1,655 1,471 Debt Principal Repayment 1,880 2,483 1,278 1,366 Total Cash Breakeven$ 10,460 $ 10,135 $ 10,784 $ 10,080 2q20 Cash Breakeven by Category Drydocking 4% G&A* 17% Vessel Expenses Interest Expense 58% 21% . G&A excludes stock-based compensation for all periods shown. G&A for 2q20 YTD, 1q20, and FY 2019 excludes certain non-recurring expenses. 13

Industry Review

Historical Spot Freight Rates + Forward Curve Baltic Supramax Index (BSI-58) $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $- Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2019 2020 FFA . Source(s): Clarksons . FFA curve as of August 4, 2020 15

Supramax Regional Relative Market Performance Atlantic (S4a/S4b) vs. Pacific (S2/S8/S10) Historical Difference 140.0% 120.0% 100.0% 80.0% 60.0% 40.0% Historical Average, 33.3% 20.0% 0.0% -20.0% 2q14 3q14 4q14 1q15 2q15 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 ATL Premium Historical Average . Source(s): Clarksons SIN. Calculated using BSI-52 until 2q15 and BSI-58 starting 3q15 through present. . BSI-52: Atlantic based on routes S4A, S4B. Pacific based on route S2. BSI-58: Atlantic based on BSI routes S4A, S4B. Pacific based on routes S2, S8, and S10. . 3q20 estimated using rates through August 4, 2020 16

Supramax/Ultramax 2020f Net Fleet Growth ~3.2% Drybulk Deliveries + Scrapping (DWT) 100 Net Fleet Growth Supramax Drybulk / Ultramax 80 2019e 3.9% 3.7% 2020f 3.0% 3.2% 60 2021f 1.0% 1.7% 40 20 0 -20 -40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019e 2020f 2021f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply . Figures are in million DWT . Source(s): Clarksons (July 2020) 17

Demand Expected to Recover Strongly in 2021 Drybulk Trade vs. Global GDP 15.0% Shaded area represents range of 13.0% GDP forecasts for 2020-2022 11.0% 9.0% 7.0% 5.0% 3.0% 1.0% -1.0% -3.0% -5.0% -7.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f 2022f Drybulk Trade GDP (IMF) . Source(s): Clarksons (July 2020), IMF (June 2020), Bloomberg . Drybulk Trade growth is calculated basis ton-miles 18

APPENDIX

Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Mgmt. LLC 100% 100% 100% Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC 24 vessels 26 vessels EBSC debt is non- recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed in house by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent . Figures as of June 30, 2020 . Shipco vessel count includes the Goldeneye. We have reached an agreement to sell this vessel. The transaction is expected to close in early August. 20

Eagle Debt Terms PARENT Eagle Bulk Shipping Inc. ISSUER/ Eagle Bulk Shipping Inc. Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC BORROWER LOAN TYPE Convertible Note Bond RCF Term Loan RCF AMOUNT USD 114m USD 200m USD 15m USD 210m USD 55m OUTSTANDING USD 114m USD 184m USD 15m USD 182m USD 55m Super Senior SECURITY Senior Unsecured Senior Secured Senior Secured Secured Ringfenced and non-recourse to the RECOURSE Parent Guarantee Parent Guarantee Parent COLLATERAL N/A 24 vessels + restricted cash 26 vessels INTEREST RATE 5.0% fixed 8.25% fixed L+200bps L+250bps INTEREST RATE 100% of SWAPS IN N/A N/A N/A Outstanding N/A PLACE Amount at 58bps MATURITY 2024 2022 2024 AMORTIZATION N/A USD 8m/year N/A USD 31.2m/year 178.1737 shares common stock per CONVERSION USD 1,000 principal (approx. share N/A N/A price of USD 5.61) . All figures as of June 30, 2020. Shipco vessel count includes Goldeneye. We have reached an agreement to sell this vessel. The transaction is expected to close in early August. 21

# Owned Fleet

| 50 Ships \| 41 Vessels Scrubber-fitted | | | | 2946 DWT (MT, thousands) \| 9.2 yrs-old | | | |
|---|---|---|---|---|---|---|---|
| Eagle Bulk Shipco LLC | | | | Eagle Bulk Ultraco LLC | | | |
| Vessel | Scrubber | Built | DWT | Vessel | Scrubber | Built | DWT |
| 1 Singapore Eagle | 1 | 2017 | 63.4 | 1 Hong Kong Eagle | 1 | 2016 | 63.5 |
| 2 Shanghai Eagle | 1 | 2016 | 63.4 | 2 Santos Eagle | 1 | 2015 | 63.5 |
| 3 Stamford Eagle | | 2016 | 61.5 | 3 Copenhagen Eagle | 1 | 2015 | 63.5 |
| 4 Sandpiper Bulker | 1 | 2011 | 57.8 | 4 Sydney Eagle | 1 | 2015 | 63.5 |
| 5 Roadrunner Bulker | 1 | 2011 | 57.8 | 5 Dublin Eagle | 1 | 2015 | 63.5 |
| 6 Puffin Bulker | 1 | 2011 | 57.8 | 6 New London Eagle | 1 | 2015 | 63.1 |
| 7 Petrel Bulker | 1 | 2011 | 57.8 | 7 Cape Town Eagle | 1 | 2015 | 63.7 |
| 8 Owl | 1 | 2011 | 57.8 | 8 Westport Eagle | 1 | 2015 | 63.3 |
| 9 Oriole | 1 | 2011 | 57.8 | 9 Hamburg Eagle | 1 | 2014 | 63.3 |
| 10 Egret Bulker | 1 | 2010 | 57.8 | 10 Madison Eagle | 1 | 2013 | 63.3 |
| 11 Crane | 1 | 2010 | 57.8 | 11 Greenwich Eagle | 1 | 2013 | 63.3 |
| 12 Canary | 1 | 2009 | 57.8 | 12 Groton Eagle | 1 | 2013 | 63.3 |
| 13 Bittern | 1 | 2009 | 57.8 | 13 Fairfield Eagle | 1 | 2013 | 63.3 |
| 14 Stellar Eagle | 1 | 2009 | 56.0 | 14 Southport Eagle | 1 | 2013 | 63.3 |
| 15 Crested Eagle | 1 | 2009 | 56.0 | 15 Rowayton Eagle | 1 | 2013 | 63.3 |
| 16 Crowned Eagle | 1 | 2008 | 55.9 | 16 Mystic Eagle | 1 | 2013 | 63.3 |
| 17 Jaeger | | 2004 | 52.5 | 17 Stonington Eagle | 1 | 2012 | 63.3 |
| 18 Cardinal | | 2004 | 55.4 | 18 Nighthawk | 1 | 2011 | 57.8 |
| 19 Skua | | 2003 | 53.4 | 19 Martin | 1 | 2010 | 57.8 |
| 20 Shrike | | 2003 | 53.3 | 20 Kingfisher | 1 | 2010 | 57.8 |
| 21 Tern | | 2003 | 50.2 | 21 Jay | 1 | 2010 | 57.8 |
| 22 Osprey I | | 2002 | 50.2 | 22 Ibis Bulker | 1 | 2010 | 57.8 |
| 23 Goldeneye | | 2002 | 52.4 | 23 Grebe Bulker | 1 | 2010 | 57.8 |
| 24 Hawk I | | 2001 | 50.3 | 24 Gannet Bulker | 1 | 2010 | 57.8 |
| | | | | 25 Imperial Eagle | 1 | 2010 | 56.0 |
| | | | | 26 Golden Eagle | 1 | 2010 | 56.0 |
| 24 Vessels | | | 1,352 | 26 Vessels | | | 1,594 |

EAGLE BULK

- Eagle fleet as of June 30, 2020
- We have reached an agreement to sell the Goldeneye. The transaction is expected to close in early August.

22

# TCE Reconciliation

| $ Thousands except TCE and days | 1q16 | 2q16 | 3q16 | 4q16 | 1q17 | 2q17 | 3q17 | 4q17 | 1q18 |
|---|---|---|---|---|---|---|---|---|---|
| **Revenues, net** | $ 21,278 | $ 25,590 | $ 35,788 | $ 41,836 | $ 45,855 | $ 53,631 | $ 62,711 | $ 74,587 | $ 79,371 |
| **Less:** | | | | | | | | | |
| Voyage expenses | (9,244) | (7,450) | (11,208) | (14,192) | (13,353) | (13,380) | (17,463) | (18,155) | (22,515) |
| Charter hire expenses | (1,489) | (1,668) | (3,822) | (5,866) | (3,873) | (6,446) | (9,652) | (11,312) | (10,268) |
| Reversal of one legacy time charter | 1,045 | 793 | 670 | 432 | (302) | 584 | 329 | 426 | (86) |
| Realized gain/(loss) - Derivatives | - | - | (449) | (113) | - | 83 | 248 | (349) | 117 |
| TCE revenue | $ 11,590 | $ 17,265 | $ 20,979 | $ 22,097 | $ 28,326 | $ 34,473 | $ 36,173 | $ 45,197 | $ 46,619 |
| **Owned available days *** | 3,945 | 3,902 | 3,700 | 3,653 | 3,620 | 3,771 | 4,177 | 4,324 | 4,218 |
| **TCE** | **$ 2,938** | **$ 4,425** | **$ 5,670** | **$ 6,049** | **$ 7,825** | **$ 9,142** | **$ 8,660** | **$ 10,452** | **$ 11,052** |

| $ Thousands except TCE and days | 2q18 | 3q18 | 4q18 | 1q19 | 2q19 | 3q19 | 4q19 | 1q20 | 2q20 |
|---|---|---|---|---|---|---|---|---|---|
| **Revenues, net** | $ 74,939 | $ 69,093 | $ 86,692 | $ 77,390 | $ 69,391 | $ 74,110 | $ 71,486 | $ 74,378 | $ 57,392 |
| **Less:** | | | | | | | | | |
| Voyage expenses | (17,205) | (15,126) | (24,721) | (25,906) | (20,907) | (19,446) | (21,442) | (26,564) | (23,768) |
| Charter hire expenses | (10,108) | (7,460) | (10,209) | (11,492) | (11,179) | (11,346) | (8,152) | (6,041) | (4,719) |
| Reversal of one legacy time charter | (404) | 497 | (226) | (414) | 767 | (120) | (270) | 463 | (42) |
| Realized gain/(loss) - Derivatives | 345 | 284 | (211) | (475) | 861 | (806) | 294 | 756 | 7,164 |
| TCE revenue | $ 47,567 | $ 47,288 | $ 51,326 | $ 39,102 | $ 38,933 | $ 42,393 | $ 41,917 | $ 42,992 | $ 36,027 |
| **Owned available days *** | 4,153 | 4,192 | 4,227 | 4,070 | 4,001 | 3,849 | 3,712 | 4,267 | 4,482 |
| **TCE** | **$ 11,453** | **$ 11,281** | **$ 12,142** | **$ 9,607** | **$ 9,731** | **$ 11,014** | **$ 11,292** | **$ 10,075** | **$ 8,038** |

- Please see the Definitions slide in the Appendix for an explanation of Owned Available Days

EAGLE BULK

23

# EBITDA Reconciliation

| USD in Thousands | 1q16 | 2q16 | 3q16 | 4q16 | 1q17 | 2q17 | 3q17 | 4q17 | 1q18 |
|---|---|---|---|---|---|---|---|---|---|
| **Net Income / (Loss)** | $ (39,279) | $ (22,496) | $ (19,359) | $(142,389) | $ (11,068) | $ (5,888) | $ (10,255) | $ (16,584) | $ 53 |
| Less adjustments to reconcile: | | | | | | | | | |
| Interest expense | 2,818 | 4,903 | 7,434 | 6,644 | 6,445 | 6,859 | 7,837 | 8,236 | 6,261 |
| Interest income | (3) | - | (88) | (124) | (190) | (186) | (143) | (133) | (95) |
| EBIT | (36,464) | (17,593) | (12,013) | (135,868) | (4,813) | 785 | (2,561) | (8,481) | 6,219 |
| Depreciation and amortization | 9,397 | 9,654 | 9,854 | 9,979 | 7,493 | 8,021 | 8,981 | 9,196 | 9,276 |
| **EBITDA** | **(27,068)** | **(7,939)** | **(2,159)** | **(125,889)** | **2,680** | **8,805** | **6,420** | **715** | **15,495** |
| Less adjustments to reconcile: | | | | | | | | | |
| Stock-based compensation | 827 | 842 | (735) | 1,273 | 2,171 | 2,478 | 2,350 | 1,740 | 3,511 |
| One-time and non-cash adjustments | 11,756 | 436 | (509) | 122,656 | (297) | (1,977) | (373) | 14,764 | (170) |
| **Adjusted EBITDA*** | **$ (14,486)** | **$ (6,661)** | **$ (3,403)** | **$ (1,961)** | **$ 4,553** | **$ 9,307** | **$ 8,397** | **$ 17,219** | **$ 18,835** |

| USD in Thousands | 2q18 | 3q18 | 4q18 | 1q19 | 2q19 | 3q19 | 4q19 | 1q20 | 2q20 |
|---|---|---|---|---|---|---|---|---|---|
| **Net Income / (Loss)** | $ 3,451 | $ 2,585 | $ 6,486 | $ 29 | $ (5,992) | $ (4,563) | $ (11,171) | $ (3,528) | $ (20,491) |
| Less adjustments to reconcile: | | | | | | | | | |
| Interest expense | 6,387 | 6,574 | 6,521 | 6,762 | 6,733 | 8,117 | 8,965 | 9,192 | 8,737 |
| Interest income | (112) | (129) | (248) | (434) | (393) | (640) | (400) | (157) | (56) |
| EBIT | 9,726 | 9,030 | 12,759 | 6,357 | 348 | 2,914 | (2,606) | 5,507 | (11,810) |
| Depreciation and amortization | 9,272 | 9,460 | 9,708 | 9,407 | 9,761 | 10,056 | 11,322 | 12,466 | 12,503 |
| **EBITDA** | **18,998** | **18,490** | **22,467** | **15,764** | **10,109** | **12,970** | **8,715** | **17,974** | **693** |
| Less adjustments to reconcile: | | | | | | | | | |
| Stock-based compensation | 2,410 | 2,100 | 1,187 | 1,445 | 1,227 | 1,155 | 998 | 836 | 723 |
| One-time and non-cash adjustments | (276) | (406) | (165) | (1,838) | (967) | (971) | 66 | - | 352 |
| **Adjusted EBITDA*** | **$ 21,132** | **$ 20,184** | **$ 23,489** | **$ 15,372** | **$ 10,370** | **$ 13,154** | **$ 9,780** | **$ 18,810** | **$ 1,768** |

EAGLE BULK

- Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

24

Drydock and Scrubber Schedule Forecast Capital Expenditure, Offhire Days* 276 112 127 132 326 414 $9.6 $8.5 $4.5 $3.9 $3.5 $3.0 3q20 4q20 1q21 2q21 2h21 2022 Drydock Capex BWTS Capex Scrubber Capex Offhire Days Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors. Actual costs will vary based on various factors, including where the drydockings are actually performed. BWTS requires advance payments as per the contract terms. 25 Scrubber amounts represent cash to be paid on amounts accrued as of June 30, 2020

# Evaluating TCE Relative Performance

**This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment**

- **Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-58 benchmark**
- **For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel**
- **Ultimately, it's about yield – the expected earnings ability of a vessel versus its cost**

**Supramax/Ultramax TCE Performance Matrix**

| SHIP TYPE | SIZE (DWT) | | VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL) | | | |
|---|---|---|---|---|---|---|
| | | | JAPAN | | CHINA | |
| | FROM | TO | FROM | TO | FROM | TO |
| BSI-58 | 58,000 | | 100.0% | | | |
| 1 | 50,000 | 55,000 | 86.0% | 95.0% | 81.0% | 87.0% |
| 2 | 55,000 | 60,000 | 96.0% | 106.0% | 88.0% | 97.0% |
| 3 | 60,000 | 65,000 | 106.0% | 118.0% | 102.0% | 113.0% |

**For Illustrative Purposes Only**

**Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-58 ship**

The BSI-58 is based on the 58k DWT Japanese TESS-58 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 2-13% to the net BSI-58, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures. The index factors shown were calculated using a TCE of USD 10,000 per day and fuel cost of USD 400 per ton. The specific index factors can change somewhat with movements in both fuel prices and (spot) rate environment, but the relative relationships will remain similar to those shown.

EAGLE BULK

26

Cargo Mix Eagle Cargoes Carried Forest Products, 1% Agriculture Products, 3% Fertilizer, 6% Coal, 17% Coke, 10% Cement, 8% Grain, 11% . Wheat, soybeans, corn Steel Products, 8% Iron Ore, 6% Other, 1% Metal & Ore, 11% . Manganese ore, Minerals, 18% scrap, copper concentrate, bauxite . Salt, gypsum, feldspar, limestone Minor Bulks ~66% Major Bulks ~34% . Cargoes loaded during the 12 months ended June 30, 2020 27

Drybulk Orderbook ~7.5% of Fleet, Ultramax ~5.7% Drybulk Contracting (in DWT) vs BDI 120.0 . As a % of the OTW fleet, total drybulk orderbook at 7.5%, the lowest since 2q of 2002 3,000 100.0 2,500 80.0 2,000 60.0 1,500 40.0 1,000 20.0 500 - 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Drybulk ordering (m DWT) BDI (RHS) Ultramax Contracting (in DWT) vs BSI 38.0 . As a % of the OTW fleet, Supramax/Ultramax orderbook stands at just 5.7% (lowest in the 24-year period 25,000 33.0 tracked by Clarksons). The last time the orderbook was below 7% was April 1999 28.0 20,000 23.0 15,000 18.0 13.0 10,000 8.0 5,000 3.0 (2.0) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 0 Ultramax Ordering (m DWT) BSI (RHS) . Contracting figures are in million DWT . BSI history is basis BSI-58 from 2015-present and BSI-52 for 2009-2014 28 . Source: Clarksons SIN (July 2020)

Definitions Item Description Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and Adjusted EBITDA by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, lease impairment, gain/(loss) on sale of vessels, stock-based compensation, loss on debt extinguishment and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to TCE compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. The BSI was initiated in 2006 based on the Tess 52 design. The index for the Tess 58 design has been published commencing on April 3, 2017, and transition was completed as of December 2018, when the Baltic stopped publishing a dynamic Tess 52 daily rate. The Company has now switched to the Tess 58 index for valuation modeling as of January 1, 2019. The change in the BSI may affect comparability of our TCE against BSI in periods prior to Company switching to the Tess 58 index. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 29

www.eagleships.com